UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2016

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VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of principal executive offices)	23113 (Zip Code)

Registrant’s telephone number, including area code: (804) 897-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2016, Village Bank (the “Bank), the wholly-owned bank subsidiary of Village Bank and Trust Financial Corp. (the “Company”), entered into separate employment agreements with each of James E. Hendricks, Jr., Executive Vice President and Chief Credit Officer of the Company (the “Hendricks Agreement”), and Max C. Morehead, Jr., Executive Vice President − Commercial Banking of the Company (the “Morehead Agreement”).

The Hendricks Agreement supersedes and replaces the employment agreement between the Bank and Mr. Hendricks dated May 16, 2014. The initial term of the Hendricks Agreement will expire on March 31, 2019, provided, however, that the Hendricks Agreement will automatically extend for an additional 12 months on March 31, 2019, and on each March 31st thereafter, unless either party gives notice of nonrenewal at least 90 days prior to the expiration of the then current term. Pursuant to the Hendricks Agreement, Mr. Hendricks is entitled to receive an annual base salary of not less than $180,000. The Bank’s board of directors will review his base salary at least annually and may make adjustments in its discretion. Mr. Hendricks is entitled to cash bonuses and stock-based awards in such amounts as may be determined by the Company’s or the Bank’s board of directors in accordance with the terms and conditions of the applicable incentive plans in effect for senior executives of the Company and the Bank. Mr. Hendricks is also entitled to participate in the Village Bank Supplemental Executive Retirement Plan with a potential annual benefit of $25,000 for 15 years.

If Mr. Hendricks is terminated without “Cause” (as defined in the Hendricks Agreement) or resigns for “Good Reason” (as defined in the Hendricks Agreement), he will be paid for 12 months following his termination the sum of (i) his annual base salary as of the date of termination plus (ii) the highest annual bonus paid or payable for the two most recently completed years. Such severance benefit is contingent upon Mr. Hendricks signing a customary release and waiver of claims in favor of the Bank. As defined in the Hendricks Agreement, the term “Cause” includes, among other things, a material failure to perform his duties, unlawful or unethical business conduct, dishonesty, a willful violation of any law, rule or regulation (other than traffic violations or similar offenses), a material violation of the Bank’s work rules, code of ethics or policies, or a material breach of the Hendricks Agreement. As defined in the Hendricks Agreement, the term “Good Reason” includes, among other things, a material change in Mr. Hendricks’s duties or authority, a change in his title, or a reduction in his salary or benefits.

If, within 24 months following a “Change of Control” (as defined in the Hendricks Agreement) of the Bank, he is terminated by the Bank without Cause, he terminates his employment for Good Reason or the Bank fails to renew his agreement, he will be paid a lump sum cash payment equal to two times the sum of (i) his annual base salary as of the date of termination plus (ii) the highest annual bonus paid or payable for the two most recently completed years. Such change of control benefit is contingent upon Mr. Hendricks signing a customary release and waiver of claims in favor of the Bank. As defined in the Hendricks Agreement, the term “Change of Control” includes, among other things, a sale of securities of the Bank representing at least 50% of the Bank’s outstanding shares or voting power, certain merger transactions, and a sale of all or substantially all of the Bank’s assets.

The Morehead Agreement supersedes and replaces the employment agreement between the Bank and Mr. Morehead dated May 16, 2014. The Morehead Agreement will expire on March 31, 2018 unless renewed or extended in writing by the parties. Pursuant to the Morehead Agreement, Mr. Morehead is entitled to receive an annual base salary of not less than $175,000. The Bank’s board of directors will review his base salary at least annually and may make adjustments in its discretion. Mr. Morehead is entitled to cash bonuses and stock-based awards in such amounts as may be determined by the Company’s or the Bank’s board of directors in accordance with the terms and conditions of the applicable incentive plans in effect for senior executives of the Company and the Bank. Mr. Morehead is also entitled to participate in the Village Bank Supplemental Executive Retirement Plan with a potential annual benefit of $25,000 for 15 years.

If Mr. Morehead is terminated without “Cause” (as defined in the Morehead Agreement) or resigns for “Good Reason” (as defined in the Morehead Agreement), he will be paid for 12 months following his termination the sum of (i) his annual base salary as of the date of termination plus (ii) the highest annual bonus paid or payable for the two most recently completed years. Such severance benefit is contingent upon Mr. Morehead signing a customary release and waiver of claims in favor of the Bank. As defined in the Morehead Agreement, the term “Cause” includes, among other things, a material failure to perform his duties, unlawful or unethical business conduct, dishonesty, a willful violation of any law, rule or regulation (other than traffic violations or similar offenses), a material violation of the Bank’s work rules, code of ethics or policies, or a material breach of the Morehead Agreement. As defined in the Morehead Agreement, the term “Good Reason” includes, among other things, a material change in Mr. Morehead’s duties or authority, a change in his title, or a reduction in his salary or benefits.

If, within 24 months following a “Change of Control” (as defined in the Morehead Agreement) of the Bank, he is terminated by the Bank without Cause, he terminates his employment for Good Reason or the Bank fails to renew his agreement, he will be paid a lump sum cash payment equal to the sum of (i) his annual base salary as of the date of termination plus (ii) the highest annual bonus paid or payable for the two most recently completed years. Such change of control benefit is contingent upon Mr. Morehead signing a customary release and waiver of claims in favor of the Bank. As defined in the Morehead Agreement, the term “Change of Control” includes, among other things, a sale of securities of the Bank representing at least 50% of the Bank’s outstanding shares or voting power, certain merger transactions, and a sale of all or substantially all of the Bank’s assets.

The foregoing summary description is qualified in its entirety by reference to the Hendricks Agreement and the Morehead Agreement, copies of which are attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, dated April 5, 2016, by and between Village Bank and James E. Hendricks, Jr.

10.2	Employment Agreement, dated April 5, 2016, by and between Village Bank and Max C. Morehead, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: April 8, 2016	By:	/s/ C. Harril Whitehurst, Jr.
C. Harril Whitehurst, Jr. Executive Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, dated April 5, 2016, by and between Village Bank and James E. Hendricks, Jr.

10.2	Employment Agreement, dated April 5, 2016, by and between Village Bank and Max C. Morehead, Jr.